VIA EDGAR

September 21, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Strategic Trust File Nos. 002-80859 and 811-03651

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated September 10, 2012, to the Prospectuses dated April 12, 2012 and July 20, 2012, for several of the Funds of the Trust (the “Funds”). The purpose of the filing is to submit the 497(e) filing dated September 10, 2012 (Accession No. 0001104659-12-062593) in XBRL for the Funds.

If you have any questions about this matter please contact the undersigned at 513-362-8144.

Very truly yours,

TOUCHSTONE STRATEGIC TRUST

/s/Jill McGruder

President